Valgro® Fund
Nasdaq ticker symbol: VGROX
Prospectus
January 7, 2003

As with any mutual fund, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Valgro is a registered service mark of Valgro Investments, Inc.

Prospectus Contents

  In Brief
  Fees & Expenses
  Principal Strategies & Risks
  Performance
  Management
  Shares
  Financial Highlights
  Green Votes
  More Info

In Brief

Goal: Capital appreciation

Principal strategies:

  For buying stocks:
    Concentrate 25-75% of assets in computer-related* stocks
    Concentrate 25-75% of assets in biotech* stocks
    Long-term, seek companies with a sustainable competitive advantage
    Short-term, seek stocks that are undervalued
  For market timing:
    Buy stocks with 50-100% of assets
    Buy options with 0-25% of assets
    Sell stocks short or sell options, backed by up to 100% of assets

*The computer-related and biotech industries are defined in the "Principal Strategies & Risks" section of this prospectus.

Principal risks:

  The price of the fund's shares may fluctuate
  Technology stocks can be more volatile than the market
  Computer-related and biotech industries go in and out of favor with investors
  Computer-related and biotech companies face heavy competition
  Computer-related and biotech companies face high research costs & patent issues
  Computer-related and biotech companies face shifting demand & obsolescence
  Biotech companies are heavily regulated by the government
  Small-capitalization stocks are more volatile than the market
  Small technology companies with no earnings may hit snags or go bankrupt
  Market timing can increase portfolio turnover
  Leverage from options can increase losses if the fund misjudges the market

Also note that an investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

This information shows the changes in the fund's performance from year to year and shows how the fund's average annual returns compare with those of broad measures of market performance. This illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund. In other words, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

In the period covered by the bar chart above, the fund's highest return for a quarter was 29.03% (quarter ended 12/31/01), and the fund's lowest return for a quarter was -29.68% (quarter ended 9/28/01).

Average Annual Total Returns
Periods ended 12/31/02	1 Year	Life of fund
Return Before Taxes	-33.54%	-30.24%
Return After Taxes on Distributions	-33.54%	-30.24%
Return After Taxes on Distributions and Sale of Fund Shares	-20.59%	-22.28%
Nasdaq Composite (reflects no deduction for fees, expenses, or taxes)	-31.53%	-33.59%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-23.37%	-15.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The "Life of fund" figure is from fund inception (2/9/00) to 12/31/02. S&P 500® is a registered service mark of The McGraw-Hill Companies, Inc. It refers to the Standard & Poor's 500SM Index (symbol SPX), an index of common stocks weighted by market capitalization. The Nasdaq Composite (symbol IXIC) is also an index of common stocks weighted by market capitalization.

Fees & Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions:	None
Redemption fee:	None
Exchange fee:	None
Maximum Account fee:	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Management Fees:		0.91%
Distribution (12b-1) Fees:		None
Other Expenses, consisting of:		1.12%
Auditing:	0.66%
Government Fees:	0.10%
Other:	0.36%
Total Annual Fund Operating Expenses:		2.03%

The percentages above are based on the figures in the most recent annual report, which contains audited data through 10/31/02. The example below is based on the percentages above.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example below assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year:	3 years:	5 years:	10 years:
$203	$640	$1,122	$2,553

Principal Strategies & Risks

The investment objective of the Valgro Fund is capital appreciation. This objective, and the strategies below to implement the objective, may be changed without requiring shareholder approval. The only exception is that the choice of which industry groups to concentrate in, and the definitions of those groups below, can't be changed without shareholder approval.

Selecting Stocks to Buy

The fund invests 25-75% of its assets in computer-related companies and 25-75% in biotech companies. The fund considers a company computer-related if it derives at least 50% of its revenue from the use of the internet or from the manufacture or sale of computers, computer components, computer peripherals, or software. In contrast, the fund defines the biotech industry based on assets instead of revenue, since some small biotech firms have no revenue. So the fund considers a company to be biotech if at least 50% of its assets are employed in the research or production of innovative devices, substances, processes or services that are either intended to alter, or derived from, living or dead organisms or their components. The potential applications of biotechnolgoy are almost unlimited, as scientists discover ways of using it to improve existing products and services and to develop new ones. Just some of its current or potential future uses include improvements in medicine and health care, agriculture, computation, fabrication and building materials, chemical production and analysis, waste processing, mineral extraction, and various kinds of industrial production.

Aside from what industry a company is in, the fund generally seeks long-term investments in companies with a sustainable competitive advantage. For example, a company with superior patented technology would be favored by the fund. The fund may also make short-term investments in stocks that are undervalued by the market, holding them until they are no longer undervalued.

Timing the Market

The fund invests 50-100% of its assets in stock. It can also buy options with up to 25% of its assets. Any remaining assets are held in cash. The fund can also sell stocks short or sell options. Option and short sales may be collateralized by up to 100% of the fund's assets.

For example, if the fund exepcts a short-term downturn in the market or in a specific stock it owns, the fund has several choices. It can sell and later buy back its shares. But if those shares have unrealized capital gains, then keeping the shares and entering into a separate, temporary short allows the fund to avoid realizing taxable capital gains (if the short is liquidated by 30 days after the tax year and if the original shares are held 60 days after the short is liquidated). That strategy would make the fund neutral to the stock's decline, but the fund could instead short additional shares to actually profit from the stock's decline. Or the fund might choose to buy a put option, which profits from the stock's decline but wouldn't lose as much as a short if the stock rises. Alternatively, if the fund doesn't expect the stock to rise but also isn't convinced it will go down, the fund could make money from it staying in place by selling call options against the fund's existing holdings. If the stock ends up falling far, however, the fund could avoid those losses by selling a call option against cash instead of holding the stock. These are but a few of the strategies that can be employed to try to make money in all kinds of market conditions.

As a result, the fund is actively managed. For retirement accounts, this has no tax consequences. For non-retirement accounts, this requires investors to pay capital gains taxes on the profits the fund makes from selling shares, even for investors who haven't themselves sold fund shares. Also, for both types of accounts, the more often a fund executes trades, the more commissions it pays that subtract from fund profits.

Types of Investments

Cash may include bank and brokerage deposits, money market funds, and repurchase agreements. Stocks may include exchange-traded funds, small-capitalization companies, domestic stocks, and foreign stocks. Foreign stocks may include foreign-traded shares and ADRs (American Depository Receipts). ADRs trade on US markets in dollars, but they represent ownership of foreign stock. ADRs pay dividends in dollars, the result of translating the foreign dividend into dollars, minus any foreign withholding tax. Options can be stock options or stock index options.

As a basic definition, the buyer of a call option pays a premium for the right to buy a stock at a predetermined price during a predetermined time period, and the seller of a call must be prepared to sell stock to the option's buyer if the buyer chooses to exercise that right. While a call option conveys the right to buy a stock, a put option conveys the right to sell a stock at a predetermined price. And a short seller borrows stock he doesn't own and sells it, hoping to buy it back at a lower price and return it to the lender.

Principal Risks

As with any stock fund, the price of the fund's shares may fluctuate, so the investor risks losing money. Furthermore, because the computer-related and biotech industry groups relate to technologies, the fund may be more volatile, and hence more risky, than the market as a whole. In addition, these industry groups may go in and out of favor with investors more often or severely than other industries do. And companies in these industries face heavy competition, high research costs, patent considerations, rapidly shifting demand & obsolescence, and biotech companies are heavily regulated by the government. In addition, any small-capitalization stocks bought by the fund also will be more volatile, and hence more risky, than the market as a whole. In fact, the fund may invest in technology companies which have no current earnings and which may hit snags in their research, may be denied regulatory approval (such as FDA approval for biotech companies), may be beaten to market by other technologies, or may simply run out of money, potentially causing them to go bankrupt. Also, because the fund isn't broadly and evenly diversified across many different industries, there is the risk that the industries in which the fund is concentrated could fall out of favor with investors, causing the fund's shares to decline in price.

Varying the proportion of cash and stock involves timing the market as a whole or the market for a particular stock. Thus, the fund risks losses or missed opportunities if it misjudges the market. Market-timing requires frequent trading, and high portfolio turnover increases total transaction costs. It may also cause capital gains to be realized earlier than they otherwise would have been, resulting in higher taxable distributions to shareholders. Furthermore, options and short sales can be used in ways that increase leverage, multiplying gains or multiplying losses.

Additionally, since some of the fund's investments may be in foreign companies, the fund may pay withholding taxes that could decrease the fund's return. Also, for foreign companies and for US companies with significant foreign operations, there are extra political and economic risks. These can result from political instability, or from foreign government actions, such as confiscation, restrictions on money leaving the country, regulatory or tax changes, or military or diplomatic activity. If the fund chooses to buy foreign securities directly instead of through ADRs, there may be additional risks due to the reliability of foreign securities depositories and any foreign institutions involved in the transactions. Also, even if a foreign company or operation performs well, its value in US dollars could decline if the dollar rises relative to the foreign country's currency. In addition, foreign markets may be more volatile than US markets.

Performance

The fund's performance is presented in its semiannual and annual reports. The most recent annual report, containing audited data through 10/31/02, is being supplied with this prospectus and is incorporated here by reference. To get a free additional copy of this report, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Management

The fund's Registered Investment Adviser is Valgro Investments, Inc., 377 Warren Drive, San Francisco, CA 94131-1033. It determines and places securities trades for the fund. Its experience as an investment adviser began at the fund's 2/9/00 inception. On each business day that the fund computes a figure for NAV, the adviser accrues a fee of 1/250th of 0.9% of net assets before its fee. This works out to approximately 0.9% of average net assets for the year, depending on the actual number of business days in the year.

The adviser's portfolio manager for the fund is Robert Allen Rintel, the President of the fund and of its adviser. He has filled these roles since the fund's 2/9/00 inception. From 1996 to 1999, he was an independent investor and an independent software developer, and from 1999 until the fund's inception he worked on setting up the fund.

Shares

"Valgro Fund" and "the fund" refer to Valgro Funds, Inc. This corporation has only one class of shares, common stock without par value and for which certificates are not issued, and it is authorized to issue up to 1 quadrillion (1015) shares.

The price of fund shares is based on the fund's net asset value (NAV). This value is calculated at the close of regular-hours trading on the New York Stock Exchange (NYSE), each day that the NYSE is open for trading. The value is based on the closing price of each investment owned by the fund. Each closing price used is the official closing price during regular-hours trading on the principal exchange or market where it is traded, or the average of the closing bid & ask prices when no trades occurred. Thus, it excludes after-hours trading, and, for an NYSE stock as an example, it takes the closing NYSE floor price rather than the composite price at the close of the NYSE floor. The NAV is also affected by various expenses and amortized costs, which are computed in accordance with generally accepted accounting principles for registered investment companies.

The price at which a purchase or redemption is effected is based on the next NAV calculation after receipt of the order and, in the case of a purchase, receipt of a check or other form of payment. The investor's ownership of the shares begins or ends at the time the order is priced. The proceeds of a redemption made after a purchase may be delayed for up to 10 business days from the purchase date to ensure that the funds for the purchase have cleared.

To invest in the fund, you can visit our web site, valgro.com, and read our prospectus and Statement of Additional Information. Then you can fill out the personal information online and send a check to Valgro Investments, Inc., 377 Warren Drive, San Francisco, CA 94131-1033. You can also wire us money, following the instructions on our web site. The purchase order is considered received when the money is received. To redeem shares, you can indicate the dollar amount or number of shares on the web site, and a check will be sent to your address. You can also change your address, phone number, and other information on our web site, all of which is password-protected. You can also do any of these things by calling us collect at (415) 665-5520 or writing to the above address.

The minimum initial purchase of fund shares is $1,000. Subsequent purchases are unrestricted. Legally, purchases are limited by the number of authorized shares, but the fund does not anticipate approaching the current limit of 1 quadrillion (1015) shares. A partial redemption is not permitted if the investor's account would have a value below $1,000 after the redemption. This does not prevent a full redemption, though. There are no redemption charges or involuntary redemptions.

The fund may make arrangements to allow investors to purchase or redeem fund shares through one or more broker-dealers. Currently, the fund has no such arrangements; any future arrangements will be listed on valgro.com, the fund's web site. The share price will be based on the next NAV calculation after the order and any necessary payment are received by the broker-dealer. The fund will not impose any charges for such service, though the broker-dealers may impose their own charges. There are also no charges or restrictions on transferring shares held in street name accounts.

An investor can choose to receive a check for dividends and distributions, or they can be automatically reinvested in the fund. Other arrangements will be considered upon request.

The fund intends to make distributions that may be taxed as ordinary income and capital gains. Capital gains distributions may be taxed at different rates depending on the length of time the fund holds its assets. Given the fund's emphasis on technology companies, many of which pay no dividends, the fund expects a large part of its distributions to consist of capital gains.

The fund's distributions, whether received in cash or reinvested in additional shares of the fund, may be subject to federal, state and local income taxes. As with any mutual fund, the size of a taxable distribution is based on the fund's income and capital gains from sales of stock since its last distribution, after adjusting for expenses, reporting periods, and changes in the number of fund shares outstanding. It is not based on the amount of a rise or fall in the value of your fund shares since you bought them. So it is even possible to have to pay taxes despite seeing a fall in the value of your investment.

An exchange of the fund's shares for shares of another fund will be treated as a sale of the fund's shares, and any gain on the transaction may be subject to federal, state and local income taxes.

Financial Highlights

The fund's financial hightlights are included in its semiannual and annual reports. The most recent annual report, containing audited data through 10/31/02, is being supplied with this prospectus and is incorporated here by reference. To get a free additional copy of this report, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Green Votes

This fund chooses stocks based on our expectation that they will rise in price. Rather than trading off profit for a good environmental record in the past, we believe we can have more impact by reforming companies from within. Therefore, we pledge to vote for or against all shareholder-sponsored resolutions, and we pledge to vote for all pro-environment resolutions.

Unfortunately, pro-environment resolutions generally don't pass. However, as more people trade their old mutual funds for funds that vote for the environment, or for stocks people can vote themselves, this may change.

In the interest of full disclosure, we should point out the possible downside to this policy. Companies often oppose a pro-environment resolution by saying it will cost them money. If the companies are right, and if resolutions we vote for pass, this could adversely affect the companies' stock prices and therefore adversely affect the price of this fund. If this is a concern to you, feel free to invest elsewhere; if you cheer our policy, tell your friends about us.

More Info

The SAI (Statement of Additional Information) includes additional information which we encourage you to read, since you may find it useful when deciding whether to invest in the fund. Additional information about the fund's investments is also available in the fund's annual and semiannual reports to shareholders. These reports contain a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

The SAI is incorporated by reference into this prospectus. To see the SAI, click here. The prospectus, the SAI, and the most recent annual & semiannual reports can be viewed on our web site at valgro.com. To get a free paper copy of any of these, or to request other information about the fund or make shareholder inquiries, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

The prospectus, SAI, and related documents have been filed with the SEC (Securities and Exchange Commission). Information about the fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Comission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Investment Company Act file number 811-09635

Valgro® Fund
Nasdaq ticker symbol: VGROX
Statement of Additional Information
January 7, 2003

The SAI (Statement of Additional Information) is not a prospectus. To see the 1/7/03 prospectus to which the SAI relates, click here. To get a free copy of the prospectus please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Every time the SAI refers to information in the prospectus, the SAI provides a link to the exact location of that information within the prospectus. Click on the link to go directly there.

Valgro is a registered service mark of Valgro Investments, Inc.

SAI Contents

  History
  Description
  Management
  Owners
  Services
  Practices
  Shares
  Taxes
  Financial Statements

History

Valgro Fund is represented by common stock in Valgro Funds, Inc., which was incorporated in Illinois on 9/2/99. It is only engaged in business as an investment company.

Description

The fund is an open-end, diversified, management investment company. The fund uses no strategies other than those described in the "Principal Strategies & Risks" section of the prospectus. The fund does not take temporary defensive positions that contradict any of these policies.

The fund does not issue senior securities. The fund borrows money only short-term, for the clearance of transactions. The fund does not underwrite the securities of other issuers. The fund does concentrate investments in the computer-related and biotech industry groups, as defined in the "Principal Strategies & Risks" section of the prospectus, incorporated here by reference. That section of the prospectus describes the risks of such concentration, which can affect up to 100% of the fund's assets. The fund does not purchase or sell real estate or commodities. The fund does not make loans. The fund may lend securities, affecting up to 100% of the fund's assets, with the risk that the securities are not returned or not returned on time and appreciate in value beyond their collateral. All of these are fundamental policies which may not be changed without shareholder approval, meaning a majority vote of the outstanding fund shares.

The fund's portfolio turnover rates were 84.57% and 274.07% in the fiscal years ended 10/31/01 and 10/31/02 respectively. The increase was due to more active trading in response to market volatility. It is anticipated that the portfolio turnover rate will more likely increase than decrease in future years, given the turbulent market conditions.

Management

The fund's board of directors is responsible for periodically meeting to consider the effects of management's practices on the long-term and short-term interests of the corporation and its shareholders. The board does not participate in managing the fund's operations day to day, but it periodically receives updates on the fund's actions from the fund's management. It examines this information in several ways. It seeks assurance that the relevant laws are being complied with. It also seeks assurance that the fund's investments conform with the objectives and strategies described in the prospectus, SAI and other filings. And it seeks assurance that fund policies set out in public disclosures are implemented. In addition, it may consider other matters or take various actions from time to time as necessary to further the interests of the corporation.

The board is also legally required to approve certain kinds of contracts and relationships the fund has with outside parties, as well as to approve certain kinds of legal actions the fund takes. On some matters, the whole board votes, while on other matters only independent directors vote. Things that the board approves include the fund's contract with its investment adviser, the accountants who audit the fund's financial statements, and any distribution relationships the fund might develop in the future with brokers or underwriters.

The fund has no advisory board other than the board of directors, and the board has no standing committees. Fund shares have no sales loads for the public, so naturally that applies to directors and other affiliated persons as well.

Directors and Officers:
Name, Age, and Business Address	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested:
Robert Allen Rintel, 38, 377 Warren Dr. San Francisco, CA 94131-1033	Chairman and sole officer of Fund and of its Adviser	1-year terms; served since '99	independent investor & software developer, '96-'99; Chairman & President, this Fund & its Adviser, '99-	1	0
Independent:
F. Joseph Moretti, 73, 377 Warren Dr. San Francisco, CA 94131-1033	Member of Fund Board of Directors	1-year terms; served since '99	Malawi Project Director, Jesuit Refugee Service, '94-'99; independent software developer, '99-	1	0

Directors' Equity Interest on 12/31/02:
Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Interested:
Robert Allen Rintel	$10,001-$50,000	$10,001-$50,000
Independent:
F. Joseph Moretti	none	none

Officers and directors who are interested persons of the fund receive no compensation or retirement benefits from the fund, though they may receive compensation or retirement benefits from the fund's investment adviser, in accordance with 15 USC 80a-10(d)(7). Mr. Moretti will receive no compensation or retirement benefits during the current fiscal year ending October 31, 2003, though he may be paid in future fiscal years depending on the fund's net asset level. A specific level and compensation amount for those future years has not been determined. This is summarized in the following table:

Compensation Table:
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Complex Paid to Directors
Interested:
Robert Allen Rintel, Chairman & President	$0	$0	$0	$0
Independent:
F. Joseph Moretti, Director	$0	$0	$0	$0

The existing Investment Advisory Contract was approved by Fund shareholders in the annual meeting held 3/26/01, and the Definitive Proxy Statement for this meeting was filed 3/9/01. The board of directors recommended approval of the contract at that time because the contract was changed in only minor ways from the original contract at fund inception. The terms of the contract are discussed in the "Services" section of the SAI. The board approved the original contract because the approximately 0.9% fee is less than that charged for many other no-load equity funds.

The fund and its investment adviser have adopted Codes of Ethics designed to hinder insiders from putting their interests above the fund's interest. As long as the rules are followed, insiders are permitted to buy or sell securities, including the same securities traded by the fund.

Owners

Anyone owning more than 25% of the fund is considered a "control person." As of 12/31/02, this included Stanley Rintel (47.7%) and Ruth Rintel (40.2%). Since they are the parents of the fund's President, mail to them can be sent to the fund's address. The effect on other security holders is to make others' votes moot, until such time as more shares are sold to others.

Anyone owning at least 5% of the fund is considered a "principal holder." As of 12/31/02, this included only Stanley & Ruth Rintel, above. The securities are owned of record.

As of 12/31/02, the fund's officers, directors, and members of any advisory boards owned 4.1% of the shares of the fund as a group. Thus, the officers and directors owned more than 1%.

Services

The fund's only investment adviser is Valgro Investments, Inc., incorporated in California on 6/29/00. It is the successor to the company of the same name which was incorporated in Illinois on 8/25/99. Robert Allen Rintel, described in the "Management" section of the SAI as an affiliated person of the fund, is also Chairman of the board of directors, President, holder of all other offices, and 100% stockholder of this company.

The approximately 0.9% annual adviser fee is accrued each business day that the New York Stock Exchange is open for trading, calculated as 0.9% of 1/250 of that day's closing net assets (before adviser fees). The fund incurred advisory expenses of $9,587.60, $10,127.45 and $9,618.72 in the fiscal years ended 10/31/00, 10/31/01 and 10/31/02 respectively. The advisory contract doesn't contain any credits to reduce advisory fees, and it doesn't contain any expense limitation provisions.

The fund distributes its own securities without an underwriter, as permitted by 15 USC 80a-12(b) for companies qualifying under 15 USC 80a-10(d). So, in accordance with 15 USC 80a-10(d)(5), the fund incurs no sales or promotion expenses in selling shares to other than current shareholders, except for expenses incurred in complying with laws regulating the issue or sale of securities. Sales and promotion expenses are instead incurred by the fund's officers or investment adviser.

Valgro Investments is also the fund's transfer agent and dividend-paying agent, for which its fee is currently $100 per month. The fund's custodian is U.S. Bank, N.A., 425 Walnut St., Cincinnati, OH 45202. The fund's independent public accountant is Grant Thornton LLP, 175 W. Jackson Blvd., 20th floor, Chicago, IL 60604-2606.

Practices

The fund paid aggregate brokerage commissions of $2,167.20, $2,143.19 and $1,608.60 in the fiscal years ended 10/31/00, 10/31/01 and 10/31/02 respectively.

The fund executes securities trades through brokers not affiliated with the fund. These brokers are also not affiliated with the fund's investment adviser, and they're not affiliated with any affiliated person of the fund or its adviser.

The principal factors the fund considers in choosing a broker are low commissions, timely execution, and fair pricing of market orders. The fund compares these factors for different brokers based on the fund's and its officers' experience with those brokers and based on those brokers' published fee schedules. In choosing brokers, the fund does not consider other products or services provided by brokers, such as research services. Given that low commissions aren't the only factor considered, it follows that persons acting on the fund's behalf are authorized to pay a broker a higher commission than another broker may have charged for the same transaction in recognition of the value of brokerage services provided by the broker. The fund has not held securities of any broker, dealer, underwriter, or investment adviser it has used, nor of the parents of any such entity.

Shares

"Valgro Fund" and "the fund" refer to Valgro Funds, Inc. This corporation has only one class of shares, common stock without par value and for which certificates are not issued, and it is authorized to issue up to 1 quadrillion (1015) shares.

The fund has no authorized securities other than capital stock. There are no restrictions on the right freely to retain or dispose of the fund's shares. There are no material obligations or potential liabilities associated with owning the fund's shares, not including investment risks. All shares have equal dividend rights; the specifics of such distributions are described in the "Shares" section of the prospectus. All shares have equal voting rights, which can't be modified by other than a majority vote. All shares have equal and full liquidation rights. There are no preemptive rights, conversion rights, or sinking fund provisions. There is no liability to further calls or to assessment by the fund. The redemption provisions are described in the "Shares" section of the prospectus.

Fund shares are offered to the public principally through our web site valgro.com, in the manner described in the "Shares" section of the prospectus. We have not set up any special purchase plans, letters of intent, accumulation plans, withdrawal plans, or exchange privileges, but customers wishing special arrangements can inquire about the possibility of arranging something.

We accept tax-deferred accounts, including retirement accounts such as IRA and 401(k) plans. Tax-deferred accounts we administer for you, such as IRAs, are charged a $10 annual fee for any year in which the account value is below $5,000 on any day. There is no fee for plans you administer, such as 401(k) and Keogh plans. If your employer wishes to include us in the investment choices of their 401(k) plan, they need to contact an actuary to set up their own 401(k) plan rather than using the plan of a financial services company that offers only its own investments.

Since the fund has no sales load, the offering price of fund shares is the net asset value (NAV). So the offering price equals the net amount invested. The NAV is computed as described in the "Shares" section of the prospectus. Basically, the NAV is the net assets (assets minus liabilities) divided by the number of fund shares outstanding. Securities are offered to the public at the same price as they are offered to all other individuals and for all other transactions.

Taxes

The fund expects to continue to qualify under Subchapter M of the Internal Revenue Code. This means that the fund is treated as a registered investment company, paying no taxes on its net income and capital gains if it distributes the income and gains to its shareholders. The shareholders then pay tax at their own personal tax rates, but the fund shares go down in value by the amount of the distribution, reducing any capital gains the shareholder would have to pay at the time the fund shares are sold.

In contrast, if the fund failed to qualify under Subchapter M, the fund would pay taxes on its net income in addition to the shareholders paying tax on any distributions and any capital gains from selling shares. Roughly speaking, investors would be double-taxed.

However, qualification under Subchapter M is based on things entirely within the fund's control. For example, a fund is required to distribute at least 90% of its net income (excluding capital gains). This fund distributes closer to 100%. A fund is also required to be 50% diversified. This fund is at least 75% diversified, to meet the stricter SEC definition. There are other requirements too, and the fund expects to continue to meet all of them.

Since the fund may invest in foreign companies, the fund may pay foreign withholding taxes. Unless the fund invests more than 50% of its assets in the securities of foreign corporations, it can't elect to let fund shareholders themselves take a credit or deduction for these taxes [26 USC 853]. So, instead, the fund takes a credit or deduction on its own tax return, reducing any taxable income declared on behalf of fund shareholders. If the shareholder could take the deduction or credit, the fund would declare on IRS form 1099 more income or capital gains than the fund actually distributed, in addition to listing a compensating adjustment for foreign taxes. But with the fund taking the credit or deduction itself, the 1099 lists the actual fund distribution, with no adjustment needed for foreign taxes.

Some of the income tax consequences of holding fund shares are described in the "Shares" section of the prospectus. No information in the prospectus or SAI should be taken as tax advice: an investor should consult a tax adviser since various tax rules affect investors in different ways. For example, an investor's other transactions can affect whether gains and losses are treated as long-term or short-term. Certain state or local governments may impose additional kinds of taxes. And corporate shareholders will be informed of the portion of corporate dividends in fund distributions so they can determine their dividends-received deductions.

Financial Statements

The fund's financial statements are included in its semiannual and annual reports. The most recent annual report, containing audited data through 10/31/02, is incorporated here by reference. To get a free copy of this report, please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.